SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 7, 2015

Arrayit Corporation
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

927 Thompson Place
Sunnyvale, CA  94085
(Address of principal executive offices)

Rene A. Schena
927 Thompson Place
Sunnyvale, CA  94085
(Name and address of agent for service)
408-744-1331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SUNNYVALE, California – December 7, 2015 – Arrayit Corporation has received FINRA approval to dividend ten million common shares of its ownership in Avant Diagnostics, Inc. to all common shareholders of ARYC as of the record date October 30, 2015.  Payments shall be distributed as soon as practicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrayit Corporation

Date: December 7, 2015	By:	/s/ Rene A. Schena
Name: Rene A. Schena
Title: Chief Executive Officer

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